UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2007 (May 29, 2007)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective May 29, 2007, Jeffery B. Harris (“Harris”) was appointed to the position of Senior Vice President and Chief Operating Officer (principal operating officer) of AirNet Systems, Inc. (“AirNet”). Harris had served as AirNet’s Senior Vice President, Bank Services, since May 2000. In addition to his current responsibilities for Bank Services and Airline Operations, Mr. Harris will be in charge of AirNet’s operations as they relate to AirNet’s Bank Services and Express Services customers. This includes responsibility for Field Services, Customer Operations and AirNet’s Support Center.
     Harris, who is 48, joined AirNet in June 1996 as the relationship manager for Banking Sales and was appointed Vice President, Sales in the banking division in October 1997. Harris was appointed Senior Vice President, Bank Services in May 2000 and in the first quarter of 2005, he assumed additional responsibilities for Airline Operations. There are no family relationships between Harris and any member of AirNet’s Board of Directors or any other executive officer of AirNet.
     Neither Harris nor any member of his immediate family has had any transactions with AirNet or any of its subsidiaries, other than Harris’ employment relationship with AirNet, since January 1, 2006, and no transactions are contemplated, which would require disclosure under Item 404(a) of SEC Regulation S-K. Harris is party to an employment agreement with AirNet, effective as of March 1, 2001. Harris’ employment agreement provided for an initial employment period ending December 31, 2001, which has been and will be automatically renewed for successive one-year periods unless either party gives notice to the other at least 90 days prior to the end of the relevant employment period. Harris’ employment agreement is described under the caption “Employment Agreement for Jeffery B. Harris” on pages 28 and 29 of AirNet’s definitive Proxy Statement, dated April 30, 2007, which was sent to the AirNet shareholders in connection with the solicitation of proxies by the AirNet Board of Directors to vote at the 2007 Annual Meeting of Shareholders to be held on June 6, 2007 and filed with the Securities and Exchange Commission on April 30, 2007. That description is incorporated herein by reference.
     On May 30, 2007, AirNet issued a news release (the “News Release”) announcing the appointment of Harris as Senior Vice President and Chief Operating Officer. A copy of the News Release is included with this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (a) through (c): Not Applicable.
     (d) Exhibits:
     The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on May 30, 2007
[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: June 1, 2007	By:	/s/ Gary W. Qualmann

Gary W. Qualmann Chief Financial Officer, Treasurer and Secretary

AirNet Systems, Inc.
Current Report on Form 8-K
Dated June 1, 2007
INDEX TO EXHIBITS

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on May 30, 2007